SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WEYERHAEUSER COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WEYERHAEUSER COMPANY 2023 Annual Meeting Vote by May 11, 2023 11:59 PM ET WEYERHAEUSER COMPANY 220 OCCIDENTAL AVE S SEATTLE, WA 98104 V07614-P85535 You invested in WEYERHAEUSER COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 12, 2023. Get informed before you vote View the 2023 Notice and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 12, 2023 8:00 a.m., PDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/WY2023 *Shareholders may attend, vote and ask questions at the meeting only by logging in at www.virtualshareholdermeeting.com/WY2023. To participate, you will need your unique control number printed on this notice. By attending the meeting using your unique control number, you will be able to vote at the meeting. V1.1

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters and to view or obtain proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Mark A. Emmert For 1b. Rick R. Holley For 1c. Sara Grootwassink Lewis For 1d. Deidra C. Merriwether For 1e. Al Monaco For 1f. Nicole W. Piasecki For 1g. Lawrence A. Selzer For 1h. Devin W. Stockfish For 1i. Kim Williams For 2. Approval, on an advisory basis, of the compensation of the named executive officers. For 3. Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the named executive 1 Year officers. 4. Ratification of the selection of independent registered public accounting firm for 2023. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”. V07615-P85535